UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

ENSTAR GROUP LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 21, 2012.

Meeting Information ENSTAR GROUP LIMITED

Meeting Type: Annual General Meeting

For holders as of: April 16, 2012

Date: June 21, 2012 Time: 9:00 AM ADT Location: Tucker’s Point Hotel

60 Tucker’s Point Drive Hamilton Parish, Bermuda

You are receiving this communication because you hold shares in the above named company.

ENSTAR GROUP LIMITED

P.O. BOX HM 2267 This is not a ballot. You cannot use this notice to vote these

WINDSOR PLACE, 3RD FLOOR

18 QUEEN STREET, HAMILTON HM JX BERMUDA shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important P26260 information contained in the proxy materials before voting.

- See the reverse side of this notice to obtain M46769 proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEWor RECEIVE:

1. Annual Report 2. Notice and Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 7, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special P26260 requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

-

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the M46770 box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEWor RECEIVE:

1. Annual Report 2. Notice and Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 7, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special P26260 requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

-

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the M46770 box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

1. Election of Director Dominic F. Silvester

The Board of Directors recommends you vote FOR Proposals No. 2 and 3.

2. Advisory vote to approve executive compensation.

3. To ratify the appointment of KPMG, a Bermuda partnership, as our independent registered public accounting firm for 2012 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

The Board of Directors recommends you vote FOR each of the subsidiary director nominees listed in Proposal No. 4.

4. Election of subsidiary directors as set forth in Proposal No. 4.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.

M46771-P26260

Voting Items

The Board of Directors recommends you vote

FOR the nominee for director:

1. Election of Director Dominic F. Silvester

The Board of Directors recommends you vote FOR Proposals No. 2 and 3.

2. Advisory vote to approve executive compensation.

3. To ratify the appointment of KPMG, a Bermuda partnership, as our independent registered public accounting firm for 2012 and to authorize the Board of Directors, acting through the Audit Committee, to approve the fees for the independent registered public accounting firm.

The Board of Directors recommends you vote FOR each of the subsidiary director nominees listed in Proposal No. 4.

4. Election of subsidiary directors as set forth in Proposal No. 4.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting and any adjournment or postponement thereof.

M46771-P26260

Voting Items

The Board of Directors recommends you vote

FOR the nominee for director: